ABN Amro Bank N.V. OTC Derivative Operations 199 Bishopsgate, London EC2M 3XW United Kingdom Tel:+44 20 7678 8000 Fax:+44 20 7857 9428/30

DATE: November 30, 2007

TO:	Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-20N c/o U.S. Bank, National Association One Federal Street, 3rd Floor Boston, MA 02110 ("Party B")

FROM:
ABN AMRO BANK N.V.
199 Bishopsgate,
London EC2M 3XW,
United Kingdom
Attention: Fixed Income Derivatives Documentation
Telex: 887366 Answerback: ABNALN G
Fax: 44 20 7857 9428
Telephone: 44 20 7678 3311
Electronic Messaging System Details: Swift ABNA GB 2L
("Party A")

RE:	Swap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of November 30, 2007, as amended and supplemented from time to time (the “Agreement”) between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1.	The Swap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

General Terms

Trade Date:	November 28, 2007

Effective Date:	December 25, 2007

Termination Date:	November 25, 2012, subject to adjustment in accordance with the Following Business Day Convention

Notional Amount:	See Amortization Schedule, Schedule A

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on January 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Rate	See Amortization Schedule, Schedule A

Fixed Rate Day Count Fraction:	Actual/360

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on January 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Day:
Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office of Party B is located or (2) the States of New York, Colorado or Illinois are closed.

Floating Rate Payer Upfront Payment:
$2,300,000. Party A shall pay Lehman Brothers Holdings Inc. the Floating Rate Payer Upfront Payment on or prior to November 30, 2007, subject to adjustment in accordance with the Following Business Day Convention.

2.	Procedural Terms:

	Calculation Agent:	Party A

	Offices:	The Office of Party A for the Swap Transaction is New York

Account Details:

	Payments to Party A:	ABN AMRO Bank N.V., New York, ABNAUS33 CHIPS 007535 ABA No. 026009580 A/C Name: ABN Amro Bank N.V., London A/C No. /661001036741 Ref. DCM:

	Payments to Party B:	U.S. Bank Corporate Trust Services ABA# 091-000-022 DDA# 173-103-321-118 Ref: LXS 2007-20N Attn: J. Byrnes

	Payments to Lehman Brothers Holdings Inc:	Citibank ABA: 021000089 Acct: 4061-5624 Acct Name: Lehman Brothers Inc. Ref: LXS 2007-20N Attn: Frank Affronti

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning to us by fax/telex to ABN AMRO Bank N.V. to the attention of Derivatives Documentation Unit:

Fax Number	: 0044 207 8579428/9430

Telephone Number	: 0044 207 6783311/3196

ABN AMRO BANK N.V., LONDON BRANCH

By:
Authorized Signatory

Accepted and confirmed as of the Trade Date written above:

SUPPLEMENTAL INTEREST TRUST,
Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-20N

By:	U.S. Bank, National Association, not in its individual capacity, but solely as Trustee

By:
Name: Title:

SCHEDULE A to the Confirmation dated as of November 30, 2007,

Re: Reference Number 8420747

Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention

From and Including	To but Excluding	Notional Amount (USD)	Fixed Rate (%)
12/25/2007	1/25/2008	406,719,040.00	5.22
1/25/2008	2/25/2008	395,905,126.00	4.97
2/25/2008	3/25/2008	385,382,938.00	4.76
3/25/2008	4/25/2008	375,144,501.00	4.49
4/25/2008	5/25/2008	365,182,060.00	4.34
5/25/2008	6/25/2008	355,488,076.00	4.19
6/25/2008	7/25/2008	346,055,218.00	4.09
7/25/2008	8/25/2008	336,876,358.00	4.02
8/25/2008	9/25/2008	327,944,562.00	3.94
9/25/2008	10/25/2008	319,253,093.00	3.90
10/25/2008	11/25/2008	310,795,394.00	3.87
11/25/2008	12/25/2008	302,565,093.00	3.85
12/25/2008	1/25/2009	294,555,993.00	3.84
1/25/2009	2/25/2009	286,762,067.00	3.85
2/25/2009	3/25/2009	279,177,455.00	3.86
3/25/2009	4/25/2009	271,796,459.00	3.89
4/25/2009	5/25/2009	264,613,536.00	3.93
5/25/2009	6/25/2009	257,623,298.00	3.96
6/25/2009	7/25/2009	250,820,504.00	4.01
7/25/2009	8/25/2009	244,198,716.00	4.05
8/25/2009	9/25/2009	237,754,389.00	4.10
9/25/2009	10/25/2009	231,482,212.00	4.14
10/25/2009	11/25/2009	225,378,009.00	4.18
11/25/2009	12/25/2009	219,437,219.00	4.22
12/25/2009	1/25/2010	213,654,559.00	4.28
1/25/2010	2/25/2010	208,026,606.00	4.31
2/25/2010	3/25/2010	202,548,978.00	4.34
3/25/2010	4/25/2010	197,217,054.00	4.37
4/25/2010	5/25/2010	192,026,704.00	4.40
5/25/2010	6/25/2010	186,974,078.00	4.43
6/25/2010	7/25/2010	182,054,766.00	4.46
7/25/2010	8/25/2010	177,263,668.00	4.49
8/25/2010	9/25/2010	172,596,658.00	4.52
9/25/2010	10/25/2010	168,050,394.00	4.55
10/25/2010	11/25/2010	163,612,288.00	4.58
11/25/2010	12/25/2010	145,979,631.00	4.62
12/25/2010	1/25/2011	142,138,980.00	4.66
1/25/2011	2/25/2011	138,396,733.00	4.69
2/25/2011	3/25/2011	134,742,191.00	4.73
3/25/2011	4/25/2011	131,177,957.00	4.76
4/25/2011	5/25/2011	127,706,804.00	4.79
5/25/2011	6/25/2011	124,323,469.00	4.81
6/25/2011	7/25/2011	121,026,572.00	4.83
7/25/2011	8/25/2011	117,810,591.00	4.85
8/25/2011	9/25/2011	114,654,857.00	4.87
9/25/2011	10/25/2011	111,543,401.00	4.88
10/25/2011	11/25/2011	108,467,175.00	4.89
11/25/2011	12/25/2011	105,463,243.00	4.91
12/25/2011	1/25/2012	102,492,117.00	4.93
1/25/2012	2/25/2012	99,512,551.00	4.95
2/25/2012	3/25/2012	96,604,894.00	4.97
3/25/2012	4/25/2012	1,575,985.00	4.99
4/25/2012	5/25/2012	1,534,101.00	5.01
5/25/2012	6/25/2012	1,491,604.00	5.02
6/25/2012	7/25/2012	1,449,735.00	5.04
7/25/2012	8/25/2012	1,408,783.00	5.05
8/25/2012	9/25/2012	1,367,930.00	5.06
9/25/2012	10/25/2012	1,328,010.00	5.07
10/25/2012	11/25/2012	1,289,119.00	5.08